Exhibit 10.21

THIRD AMENDMENT TO

THE ALLIANCE DATA SYSTEMS 401(k) AND RETIREMENT SAVINGS PLAN

(amended and restated as of January 1, 2004)

ADS Alliance Data Systems, Inc. hereby adopts this Amendment No. 3 to the Alliance Data Systems 401(k) and Retirement Savings Plan, amended and restated as of January 1, 2004 (the “Plan”), effective as provided below.

1.	Appendix A of the Plan shall be amended by adding the following new language at the end thereof:

Employing Company	Years of Eligibility	Years of Vesting

iCom Information & Communications L.P. (“iCom”)	Date of hire by iCom, but only if employed by the Company as of February 6, 2006.	Date of hire by iCom, but only if employed by the Company as of February 6, 2006.

DoubleClick, Inc. (“Doubleclick”)	Date of hire by DoubleClick, but only if employed by the Company as of April 3, 2006.	Date of hire by DoubleClick, but only if employed by the Company as of April 3, 2006.

IN WITNESS WHEREOF, this amendment has been executed on this 20th day of April, 2006, but effective as provided above.

ADS ALLIANCE DATA SYSTEMS, INC.

By:	/s/ Transient C. Taylor